Unum Group
Statistical Supplement Second Quarter 2022

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.2 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Consolidated U.S. GAAP Results¹
Premium Income	$2,417.3	$2,374.4	$4,820.6	$4,752.7	$9,481.0	$9,378.1

Adjusted Operating Revenue	$3,045.0	$2,992.1	$6,041.3	$5,979.5	$11,937.1	$11,963.0
Net Investment Gain (Loss)	(4.1)	0.9	(17.9)	85.5	76.7	1,199.1

Revenue	$3,040.9	$2,993.0	$6,023.4	$6,065.0	$12,013.8	$13,162.1

Net Income	$370.4	$182.9	$623.9	$335.9	$824.2	$793.0
Net Income Per Common Share:
Basic	$1.84	$0.89	$3.09	$1.64	$4.04	$3.89
Assuming Dilution	$1.83	$0.89	$3.07	$1.64	$4.02	$3.89

Assets			$63,121.1	$70,807.9	$70,115.6	$70,625.8
Stockholders' Equity			$9,705.1	$10,947.5	$11,416.4	$10,871.0

Adjusted Operating Return on Equity
Unum US	20.4%	12.9%	16.1%	10.6%	8.2%	14.6%
Unum International	22.1%	8.5%	19.3%	9.4%	10.4%	6.5%
Colonial Life	20.1%	19.3%	19.2%	16.7%	16.4%	16.7%
Core Operating Segments	20.5%	13.8%	17.2%	11.9%	10.3%	14.1%
Consolidated	14.6%	11.6%	12.6%	10.1%	8.9%	10.7%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$281.3	$177.5	$481.8	$314.2	$681.1	$726.2
Net Realized Capital Gain (Loss), After Tax	0.2	11.7	(2.2)	18.4	98.4	(79.4)

Net Income	$281.5	$189.2	$479.6	$332.6	$779.5	$646.8

Capital and Surplus			$4,136.5	$3,800.6	$3,950.3	$3,875.0

Weighted Average Risk-based Capital Ratio			~ 415%	~ 375%	~ 395%	~ 365%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	6/30/2022		6/30/2021		12/31/2021		12/31/2020
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$9,705.1	$48.47	$10,947.5	$53.57	$11,416.4	$56.37	$10,871.0	$53.37
Excluding:
Net Unrealized Gain (Loss) on Securities	(1,064.9)	(5.32)	911.4	4.46	962.2	4.75	1,067.7	5.24
Net Gain on Hedges	46.4	0.23	77.5	0.38	61.8	0.30	97.8	0.48
Subtotal	10,723.6	53.56	9,958.6	48.73	10,392.4	51.32	9,705.5	47.65
Excluding:
Foreign Currency Translation Adjustment	(366.9)	(1.83)	(244.7)	(1.20)	(273.9)	(1.35)	(261.3)	(1.28)
Subtotal	11,090.5	55.39	10,203.3	49.93	10,666.3	52.67	9,966.8	48.93
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(386.8)	(1.93)	(522.1)	(2.56)	(396.0)	(1.96)	(530.0)	(2.61)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$11,477.3	$57.32	$10,725.4	$52.49	$11,062.3	$54.63	$10,496.8	$51.54

Dividends Paid	$123.4	$0.60	$117.9	$0.57	$240.6	$1.17	$233.2	$1.14

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Shares Repurchased (millions)	1.7	—	3.1	—	1.9	—
Cost of Shares Repurchased (millions)[1]	$57.4	$—	$94.9	$—	$50.0	$—
Price (UNM closing price on last trading day of period)			$34.02	$28.40	$24.57	$22.94

Leverage Ratio			24.7%	26.2%	25.3%	26.2%

Holding Company Liquidity			$1,177	$1,717	$1,515	$1,512

1Includes commissions of $0.1 million for the three and six months ended June 30, 2022.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Issuer Credit Ratings	bbb	BBB-	Baa3	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A-	A3	A
Provident Life and Casualty Insurance Company	A	A-	NR	NR
Unum Life Insurance Company of America	A	A-	A3	A
First Unum Life Insurance Company	A	A-	A3	A
Colonial Life & Accident Insurance Company	A	A-	A3	A
The Paul Revere Life Insurance Company	A	A-	A3	A
Starmount Life Insurance Company	A	NR	NR	NR
Unum Insurance Company	A	A-	A3	NR
Unum Limited	NR	NR	NR	A-

Outlooks
Issuer Credit Rating	Positive	Stable	Stable	Stable
Financial Strength Rating	Stable	Stable	Stable	Stable

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Revenue
Premium Income	$2,417.3	$2,374.4	$4,820.6	$4,752.7	$9,481.0	$9,378.1
Net Investment Income	559.0	563.5	1,086.2	1,112.2	2,213.2	2,360.7
Net Investment Gain (Loss)	(4.1)	0.9	(17.9)	85.5	76.7	1,199.1
Other Income	68.7	54.2	134.5	114.6	242.9	224.2
Total Revenue	3,040.9	2,993.0	6,023.4	6,065.0	12,013.8	13,162.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,758.1	1,854.1	3,602.0	3,905.3	7,598.6	8,972.9
Commissions	274.4	259.7	547.6	519.6	1,038.1	1,057.3
Interest and Debt Expense - Non-recourse Debt	—	—	—	—	—	3.1
Interest and Debt Expense - All Other Debt	47.4	45.3	94.3	89.7	185.0	185.1
Cost Related to Early Retirement of Debt	—	67.3	—	67.3	67.3	—
Deferral of Acquisition Costs	(137.9)	(129.7)	(279.7)	(260.3)	(508.1)	(576.2)
Amortization of Deferred Acquisition Costs	142.6	136.0	298.7	302.4	586.1	606.1
Other Expenses	513.2	497.7	1,005.3	979.6	1,983.8	1,949.8
Total Benefits and Expenses	2,597.8	2,730.4	5,268.2	5,603.6	10,950.8	12,198.1

Income Before Income Tax	443.1	262.6	755.2	461.4	1,063.0	964.0
Income Tax	72.7	79.7	131.3	125.5	238.8	171.0

Net Income	$370.4	$182.9	$623.9	$335.9	$824.2	$793.0

Weighted Average Shares Outstanding
Basic	201.2	204.5	201.9	204.3	204.2	203.6
Assuming Dilution	202.4	205.3	203.0	205.0	204.8	203.8

Actual Number of Shares Outstanding			200.2	204.3	202.5	203.7

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2022	6/30/2021	% Change	6/30/2022	6/30/2021	% Change	12/31/2021	12/31/2020
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$63.2	$42.0	50.5%	$103.8	$73.1	42.0%	$206.6	$239.7
Group Short-term Disability	36.3	31.2	16.3	64.1	55.3	15.9	142.7	158.7
Group Life and AD&D	77.0	63.8	20.7	110.6	94.0	17.7	223.8	224.3
Subtotal	176.5	137.0	28.8	278.5	222.4	25.2	573.1	622.7
Supplemental and Voluntary
Voluntary Benefits	54.0	43.7	23.6	148.3	144.7	2.5	231.2	241.6
Individual Disability	18.7	14.9	25.5	39.0	31.9	22.3	75.0	71.4
Dental and Vision	12.9	13.0	(0.8)	22.1	21.0	5.2	62.4	63.9
Subtotal	85.6	71.6	19.6	209.4	197.6	6.0	368.6	376.9
Total Sales	$262.1	$208.6	25.6	$487.9	$420.0	16.2	$941.7	$999.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$104.2	$83.4	24.9%	$169.8	$141.6	19.9%	$371.5	$377.0
Large Case Market	72.3	53.6	34.9	108.7	80.8	34.5	201.6	245.7
Subtotal	176.5	137.0	28.8	278.5	222.4	25.2	573.1	622.7
Supplemental and Voluntary	85.6	71.6	19.6	209.4	197.6	6.0	368.6	376.9
Total Sales	$262.1	$208.6	25.6	$487.9	$420.0	16.2	$941.7	$999.6

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2022	6/30/2021	% Change	6/30/2022	6/30/2021	% Change	12/31/2021	12/31/2020
Sales by Product
Unum UK
Group Long-term Disability	$13.2	$15.2	(13.2)%	$28.8	$23.3	23.6%	$41.4	$37.7
Group Life	12.6	9.6	31.3	20.9	16.1	29.8	31.3	20.6
Supplemental	6.4	4.8	33.3	12.3	9.9	24.2	17.0	18.9
Unum Poland	3.6	3.5	2.9	8.0	7.0	14.3	16.1	13.3
Total Sales	$35.8	$33.1	8.2	$70.0	$56.3	24.3	$105.8	$90.5

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$11.4	$13.0	(12.3)%	$23.5	$21.2	10.8%	$41.5	$36.2
Large Case Market	14.4	11.8	22.0	26.2	18.2	44.0	31.2	22.1
Subtotal	25.8	24.8	4.0	49.7	39.4	26.1	72.7	58.3
Supplemental	6.4	4.8	33.3	12.3	9.9	24.2	17.0	18.9
Unum Poland	3.6	3.5	2.9	8.0	7.0	14.3	16.1	13.3
Total Sales	$35.8	$33.1	8.2	$70.0	$56.3	24.3	$105.8	$90.5

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£10.5	£10.8	(2.8)%	£22.1	£16.7	32.3%	£30.0	£29.5
Group Life	10.0	6.9	44.9	16.2	11.6	39.7	22.8	16.1
Supplemental	5.0	3.5	42.9	9.4	7.2	30.6	12.3	14.9
Total Sales	£25.5	£21.2	20.3	£47.7	£35.5	34.4	£65.1	£60.5

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£9.1	£9.3	(2.2)%	£18.0	£15.3	17.6%	£30.2	£28.3
Large Case Market	11.4	8.4	35.7	20.3	13.0	56.2	22.6	17.3
Subtotal	20.5	17.7	15.8	38.3	28.3	35.3	52.8	45.6
Supplemental	5.0	3.5	42.9	9.4	7.2	30.6	12.3	14.9
Total Sales	£25.5	£21.2	20.3	£47.7	£35.5	34.4	£65.1	£60.5

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2022	6/30/2021	% Change	6/30/2022	6/30/2021	% Change	12/31/2021	12/31/2020
Sales by Product
Accident, Sickness, and Disability	$73.0	$69.2	5.5%	$138.6	$126.6	9.5%	$297.9	$261.5
Life	28.7	26.2	9.5	52.5	46.8	12.2	111.0	88.8
Cancer and Critical Illness	16.5	15.7	5.1	31.1	27.9	11.5	70.9	62.8
Total Sales	$118.2	$111.1	6.4	$222.2	$201.3	10.4	$479.8	$413.1

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$79.3	$72.6	9.2%	$152.0	$134.9	12.7%	$313.2	$266.2
Large Case Market	13.5	17.6	(23.3)	25.6	29.1	(12.0)	68.5	57.4
Subtotal	92.8	90.2	2.9	177.6	164.0	8.3	381.7	323.6
Public Sector	25.4	20.9	21.5	44.6	37.3	19.6	98.1	89.5
Total Sales	$118.2	$111.1	6.4	$222.2	$201.3	10.4	$479.8	$413.1

5. 2

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2022	2021
Assets

Investments
Fixed Maturity Securities	$36,576.4	$43,336.0
Mortgage Loans	2,490.7	2,560.4
Policy Loans	3,524.3	3,662.9
Other Long-term Investments	1,391.6	1,203.0
Short-term Investments	1,336.1	1,388.0
Total Investments	45,319.1	52,150.3

Other Assets
Cash and Bank Deposits	151.4	75.0
Accounts and Premiums Receivable	1,563.9	1,519.9
Reinsurance Recoverable	10,377.7	10,919.3
Accrued Investment Income	705.6	602.7
Deferred Acquisition Costs	2,247.6	2,207.9
Goodwill	347.7	352.2
Property and Equipment	447.5	462.7
Deferred Income Tax	149.9	—
Other Assets	1,810.7	1,825.6

Total Assets	$63,121.1	$70,115.6

Unum Group Consolidated Balance Sheets - Continued

	June 30	December 31
	2022	2021
Liabilities and Stockholders' Equity

Liabilities
Policy and Contract Benefits	$1,815.9	$1,907.7
Reserves for Future Policy and Contract Benefits	43,088.0	48,007.5
Unearned Premiums	437.0	347.5
Other Policyholders’ Funds	1,778.8	1,790.9
Income Tax Payable	232.6	159.1
Deferred Income Tax	5.8	458.4
Long-term Debt	3,442.8	3,442.2
Other Liabilities	2,615.1	2,585.9

Total Liabilities	53,416.0	58,699.2

Stockholders’ Equity
Common Stock	30.8	30.7
Additional Paid-in Capital	2,417.4	2,408.1
Accumulated Other Comprehensive Income (Loss)	(1,772.2)	354.1
Retained Earnings	12,353.7	11,853.2
Treasury Stock	(3,324.6)	(3,229.7)

Total Stockholders’ Equity	9,705.1	11,416.4

Total Liabilities and Stockholders’ Equity	$63,121.1	$70,115.6

6. 1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum International	Colonial Life	Consolidated
Balance at December 31, 2020	$1,168.7	$32.0	$1,071.9	$2,272.6
Capitalization	242.7	12.8	252.6	508.1
Amortization	(319.0)	(8.0)	(259.1)	(586.1)
Adjustment Related to Unrealized Investment Gains and Losses	3.8	—	10.9	14.7
Foreign Currency	—	(1.4)	—	(1.4)
Balance at December 31, 2021	1,096.2	35.4	1,076.3	2,207.9
Capitalization	133.2	6.4	140.1	279.7
Amortization	(152.7)	(4.6)	(141.4)	(298.7)
Adjustment Related to Unrealized Investment Gains and Losses	11.5	—	50.8	62.3
Foreign Currency	—	(3.6)	—	(3.6)
Balance at June 30, 2022	$1,088.2	$33.6	$1,125.8	$2,247.6

6. 2

Unum Group Balance Sheets by Segment - June 30, 2022

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$7,431.7	$2,446.3	$4,660.4	$14,538.4	$2,961.6	$3,271.2	$22,373.7	$2,174.2	$45,319.1
Deferred Acquisition Costs	93.4	60.5	934.3	1,088.2	33.6	1,125.8	—	—	2,247.6
Goodwill	8.9	—	271.1	280.0	40.0	27.7	—	—	347.7
All Other	207.9	317.3	312.0	837.2	351.6	170.0	12,065.6	1,782.3	15,206.7
Total Assets	$7,741.9	$2,824.1	$6,177.8	$16,743.8	$3,386.8	$4,594.7	$34,439.3	$3,956.5	$63,121.1

Liabilities
Reserves and Policyholder Benefits	$6,053.6	$1,899.0	$3,968.9	$11,921.5	$2,645.2	$2,972.7	$29,580.3	$—	$47,119.7
Debt	—	—	—	—	—	—	—	3,442.8	3,442.8
All Other	30.7	154.3	202.7	387.7	97.2	77.1	534.9	1,756.6	2,853.5
Total Liabilities	6,084.3	2,053.3	4,171.6	12,309.2	2,742.4	3,049.8	30,115.2	5,199.4	53,416.0

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,651.7	861.0	2,053.2	4,565.9	725.0	1,605.5	4,504.5	(677.3)	10,723.6
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	5.9	(90.2)	(47.0)	(131.3)	(80.6)	(60.6)	(180.4)	(565.6)	(1,018.5)
Total Allocated Stockholders' Equity	1,657.6	770.8	2,006.2	4,434.6	644.4	1,544.9	4,324.1	(1,242.9)	9,705.1

Total Liabilities and Allocated Stockholders' Equity	$7,741.9	$2,824.1	$6,177.8	$16,743.8	$3,386.8	$4,594.7	$34,439.3	$3,956.5	$63,121.1

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 3

Unum Group Balance Sheets by Segment - December 31, 2021

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,260.2	$2,525.5	$5,301.1	$16,086.8	$3,740.2	$3,533.8	$25,968.2	$2,821.3	$52,150.3
Deferred Acquisition Costs	93.7	59.1	943.4	1,096.2	35.4	1,076.3	—	—	2,207.9
Goodwill	8.9	—	271.1	280.0	44.5	27.7	—	—	352.2
All Other	411.3	416.3	405.7	1,233.3	266.4	258.1	12,319.7	1,327.7	15,405.2
Total Assets	$8,774.1	$3,000.9	$6,921.3	$18,696.3	$4,086.5	$4,895.9	$38,287.9	$4,149.0	$70,115.6

Liabilities
Reserves and Policyholder Benefits	$6,913.6	$2,007.9	$4,289.8	$13,211.3	$3,136.4	$2,985.4	$32,720.5	$—	$52,053.6
Debt	—	—	—	—	—	—	—	3,442.2	3,442.2
All Other	160.2	125.6	334.5	620.3	161.2	203.8	629.0	1,589.1	3,203.4
Total Liabilities	7,073.8	2,133.5	4,624.3	13,831.6	3,297.6	3,189.2	33,349.5	5,031.3	58,699.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,663.2	832.9	2,091.3	4,587.4	788.8	1,539.0	4,526.7	(1,049.5)	10,392.4
Net Unrealized Gain on Securities and Net Gain on Hedges	37.1	34.5	205.7	277.3	0.1	167.7	411.7	167.2	1,024.0
Total Allocated Stockholders' Equity	1,700.3	867.4	2,297.0	4,864.7	788.9	1,706.7	4,938.4	(882.3)	11,416.4

Total Liabilities and Allocated Stockholders' Equity	$8,774.1	$3,000.9	$6,921.3	$18,696.3	$4,086.5	$4,895.9	$38,287.9	$4,149.0	$70,115.6

6. 4

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains and losses and amortization of the cost of reinsurance as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Six Months Ended
	6/30/2022	6/30/2021	% Change	6/30/2022	6/30/2021	% Change
Premium Income
Unum US	$1,572.3	$1,522.1	3.3%	$3,117.2	$3,047.9	2.3%
Unum International	179.4	183.5	(2.2)	367.2	357.9	2.6
Colonial Life	427.6	419.7	1.9	858.3	846.1	1.4
Closed Block	238.0	249.1	(4.5)	477.9	500.8	(4.6)
	2,417.3	2,374.4	1.8	4,820.6	4,752.7	1.4
Net Investment Income
Unum US	167.8	183.6	(8.6)	338.8	363.3	(6.7)
Unum International	50.8	35.7	42.3	85.3	61.7	38.2
Colonial Life	38.7	41.6	(7.0)	76.8	79.3	(3.2)
Closed Block	291.5	294.7	(1.1)	566.3	591.9	(4.3)
Corporate	10.2	7.9	29.1	19.0	16.0	18.8
	559.0	563.5	(0.8)	1,086.2	1,112.2	(2.3)
Other Income
Unum US	50.7	41.3	22.8	97.8	81.7	19.7
Unum International	0.3	0.1	200.0	0.5	0.2	150.0
Colonial Life	0.2	0.3	(33.3)	0.5	0.5	—
Closed Block	16.5	12.1	36.4	32.5	30.5	6.6
Corporate	1.0	0.4	150.0	3.2	1.7	88.2
	68.7	54.2	26.8	134.5	114.6	17.4
Total Adjusted Operating Revenue
Unum US	1,790.8	1,747.0	2.5	3,553.8	3,492.9	1.7
Unum International	230.5	219.3	5.1	453.0	419.8	7.9
Colonial Life	466.5	461.6	1.1	935.6	925.9	1.0
Closed Block	546.0	555.9	(1.8)	1,076.7	1,123.2	(4.1)
Corporate	11.2	8.3	34.9	22.2	17.7	25.4
	$3,045.0	$2,992.1	1.8	$6,041.3	$5,979.5	1.0

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Six Months Ended
	6/30/2022	6/30/2021	% Change	6/30/2022	6/30/2021	% Change
Benefits and Expenses
Unum US	$1,495.4	$1,567.7	(4.6)%	$3,086.8	$3,197.9	(3.5)%
Unum International	205.6	194.5	5.7	400.9	368.6	8.8
Colonial Life	365.4	365.8	(0.1)	744.4	756.8	(1.6)
Closed Block	483.3	464.4	4.1	936.6	1,094.0	(14.4)
Corporate	48.1	138.0	(65.1)	99.5	186.3	(46.6)
	2,597.8	2,730.4	(4.9)	5,268.2	5,603.6	(6.0)

Income (Loss) Before Income Tax and Net Investment Gain (Loss)
Unum US	295.4	179.3	64.8	467.0	295.0	58.3
Unum International	24.9	24.8	0.4	52.1	51.2	1.8
Colonial Life	101.1	95.8	5.5	191.2	169.1	13.1
Closed Block	62.7	91.5	(31.5)	140.1	29.2	N.M.
Corporate	(36.9)	(129.7)	71.5	(77.3)	(168.6)	54.2
	447.2	261.7	70.9	773.1	375.9	105.7

Income Tax	73.7	79.4	(7.2)	135.5	107.5	26.0

Income Before Net Investment Gain (Loss)	373.5	182.3	104.9	637.6	268.4	137.6

Net Investment Gain (Loss) (net of tax expense (benefit) of $(1.0); $0.3; $(4.2); $18.0)	(3.1)	0.6	N.M.	(13.7)	67.5	N.M.

Net Income	$370.4	$182.9	102.5	$623.9	$335.9	85.7

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20
Premium Income
Unum US	$1,572.3	$1,544.9	$1,529.3	$1,500.8	$1,522.1	$1,525.8	$1,485.1	$1,483.4	$1,522.7
Unum International	179.4	187.8	177.5	181.6	183.5	174.4	165.7	165.4	157.1
Colonial Life	427.6	430.7	423.3	420.8	419.7	426.4	418.8	419.9	438.6
Closed Block	238.0	239.9	244.5	250.5	249.1	251.7	250.3	249.4	250.3
	2,417.3	2,403.3	2,374.6	2,353.7	2,374.4	2,378.3	2,319.9	2,318.1	2,368.7
Net Investment Income
Unum US	167.8	171.0	182.1	176.2	183.6	179.7	173.1	190.7	176.9
Unum International	50.8	34.5	37.9	33.1	35.7	26.0	25.5	26.3	26.3
Colonial Life	38.7	38.1	40.9	51.8	41.6	37.7	37.5	43.7	36.8
Closed Block	291.5	274.8	282.5	284.6	294.7	297.2	356.7	351.2	326.3
Corporate	10.2	8.8	7.4	4.5	7.9	8.1	0.7	1.3	2.7
	559.0	527.2	550.8	550.2	563.5	548.7	593.5	613.2	569.0
Other Income
Unum US	50.7	47.1	44.8	43.5	41.3	40.4	37.4	42.0	35.3
Unum International	0.3	0.2	—	0.4	0.1	0.1	0.1	0.2	0.2
Colonial Life	0.2	0.3	0.2	0.3	0.3	0.2	0.2	0.3	0.3
Closed Block	16.5	16.0	15.3	19.3	12.1	18.4	16.9	17.8	13.7
Corporate	1.0	2.2	2.1	2.4	0.4	1.3	0.6	0.3	0.2
	68.7	65.8	62.4	65.9	54.2	60.4	55.2	60.6	49.7
Total Adjusted Operating Revenue
Unum US	1,790.8	1,763.0	1,756.2	1,720.5	1,747.0	1,745.9	1,695.6	1,716.1	1,734.9
Unum International	230.5	222.5	215.4	215.1	219.3	200.5	191.3	191.9	183.6
Colonial Life	466.5	469.1	464.4	472.9	461.6	464.3	456.5	463.9	475.7
Closed Block	546.0	530.7	542.3	554.4	555.9	567.3	623.9	618.4	590.3
Corporate	11.2	11.0	9.5	6.9	8.3	9.4	1.3	1.6	2.9
	$3,045.0	$2,996.3	$2,987.8	$2,969.8	$2,992.1	$2,987.4	$2,968.6	$2,991.9	$2,987.4

Unum Group Quarterly Historical Financial Results by Segment - Continued

	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20
Benefits and Expenses
Unum US	$1,495.4	$1,591.4	$1,674.8	$1,417.0	$1,567.7	$1,630.2	$1,552.1	$1,527.9	$1,503.0
Unum International	205.6	195.3	188.3	187.7	194.5	174.1	170.6	170.5	168.5
Colonial Life	365.4	379.0	384.4	392.8	365.8	391.0	385.3	371.7	384.8
Closed Block	483.3	453.3	485.3	497.9	464.4	629.6	1,996.8	547.6	553.6
Corporate	48.1	51.4	54.6	64.4	138.0	48.3	44.0	79.0	73.7
	2,597.8	2,670.4	2,787.4	2,559.8	2,730.4	2,873.2	4,148.8	2,696.7	2,683.6

Income (Loss) Before Income Tax Expense (Benefit) and Net Investment Gain (Loss)
Unum US	295.4	171.6	81.4	303.5	179.3	115.7	143.5	188.2	231.9
Unum International	24.9	27.2	27.1	27.4	24.8	26.4	20.7	21.4	15.1
Colonial Life	101.1	90.1	80.0	80.1	95.8	73.3	71.2	92.2	90.9
Closed Block	62.7	77.4	57.0	56.5	91.5	(62.3)	(1,372.9)	70.8	36.7
Corporate	(36.9)	(40.4)	(45.1)	(57.5)	(129.7)	(38.9)	(42.7)	(77.4)	(70.8)
	447.2	325.9	200.4	410.0	261.7	114.2	(1,180.2)	295.2	303.8

Income Tax Expense (Benefit)	73.7	61.8	33.9	81.3	79.4	28.1	(285.2)	67.9	63.7

Income (Loss) Before Net Investment Gain (Loss)	373.5	264.1	166.5	328.7	182.3	86.1	(895.0)	227.3	240.1

Net Investment Gain (Loss)	(4.1)	(13.8)	(8.7)	(0.1)	0.9	84.6	1,304.9	4.4	33.8
Tax Expense (Benefit) on Net Investment Gain (Loss)	(1.0)	(3.2)	(1.9)	—	0.3	17.7	274.5	0.6	8.4
Net Income	$370.4	$253.5	$159.7	$328.6	$182.9	$153.0	$135.4	$231.1	$265.5

Net Income Per Common Share - Assuming Dilution	$1.83	$1.25	$0.78	$1.60	$0.89	$0.75	$0.66	$1.13	$1.30

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income	$1,572.3	$1,522.1	$3,117.2	$3,047.9	$6,078.0	$6,018.9
Net Investment Income	167.8	183.6	338.8	363.3	721.6	720.3
Other Income	50.7	41.3	97.8	81.7	170.0	154.9
Total	1,790.8	1,747.0	3,553.8	3,492.9	6,969.6	6,894.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	983.6	1,092.1	2,078.3	2,225.4	4,338.8	4,138.7
Commissions	154.1	147.6	307.3	295.5	583.4	594.9
Deferral of Acquisition Costs	(64.9)	(65.4)	(133.2)	(132.3)	(242.7)	(291.5)
Amortization of Deferred Acquisition Costs	73.0	73.9	152.7	172.6	319.0	341.0
Other Expenses	349.6	319.5	681.7	636.7	1,291.2	1,285.6
Total	1,495.4	1,567.7	3,086.8	3,197.9	6,289.7	6,068.7

Income Before Income Tax and Net Investment Gains and Losses	295.4	179.3	467.0	295.0	679.9	825.4
Reserve Assumption Update	—	—	—	—	(215.0)	—
Adjusted Operating Income	$295.4	$179.3	$467.0	$295.0	$464.9	$825.4

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	62.6%	71.7%	66.7%	73.0%	74.9%	68.8%
Other Expense Ratio	22.2%	21.0%	21.9%	20.9%	21.2%	21.4%
Adjusted Operating Income Ratio	18.8%	11.8%	15.0%	9.7%	7.6%	13.7%
1Excludes the $215.0 million reserve decrease during the twelve months ended December 31, 2021, related to the reserve assumption update that occurred during the third quarter of 2021.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$474.4	$458.6	$938.3	$916.3	$1,827.8	$1,828.5
Group Short-term Disability	232.1	213.6	453.7	428.8	864.0	799.2
Total Premium Income	706.5	672.2	1,392.0	1,345.1	2,691.8	2,627.7
Net Investment Income	87.5	94.0	177.8	191.4	379.6	388.8
Other Income	49.8	39.8	95.1	79.3	165.7	147.6
Total	843.8	806.0	1,664.9	1,615.8	3,237.1	3,164.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	469.2	502.4	975.3	1,005.7	1,849.2	1,921.9
Commissions	53.4	50.8	105.9	102.1	199.8	191.8
Deferral of Acquisition Costs	(12.5)	(12.5)	(25.2)	(25.1)	(49.8)	(49.3)
Amortization of Deferred Acquisition Costs	12.8	12.8	25.5	25.7	51.4	53.1
Other Expenses	213.4	192.6	413.3	383.4	773.9	756.6
Total	736.3	746.1	1,494.8	1,491.8	2,824.5	2,874.1

Income Before Income Tax and Net Investment Gains and Losses	107.5	59.9	170.1	124.0	412.6	290.0
Reserve Assumption Update	—	—	—	—	(215.0)	—
Adjusted Operating Income	$107.5	$59.9	$170.1	$124.0	$197.6	$290.0

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	66.4%	74.7%	70.1%	74.8%	76.7%	73.1%
Other Expense Ratio	30.2%	28.7%	29.7%	28.5%	28.8%	28.8%
Adjusted Operating Income Ratio	15.2%	8.9%	12.2%	9.2%	7.3%	11.0%

Persistency:
Group Long-term Disability			90.9%	90.1%	89.6%	90.8%
Group Short-term Disability			89.2%	87.2%	87.4%	88.7%
1Excludes the $215.0 million reserve decrease during the twelve months ended December 31, 2021, related to the reserve assumption update that occurred during the third quarter of 2021.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Group Life	$419.6	$414.6	$832.2	$824.6	$1,641.9	$1,640.5
Accidental Death & Dismemberment	43.8	42.0	85.9	83.4	165.1	163.9
Total Premium Income	463.4	456.6	918.1	908.0	1,807.0	1,804.4
Net Investment Income	24.9	26.9	49.8	51.8	104.0	97.2
Other Income	0.4	0.5	0.8	0.8	1.7	2.4
Total	488.7	484.0	968.7	960.6	1,912.7	1,904.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	327.5	388.8	727.0	834.6	1,728.8	1,470.4
Commissions	38.2	35.9	74.9	72.7	144.7	143.2
Deferral of Acquisition Costs	(8.8)	(9.0)	(17.9)	(18.4)	(21.0)	(36.0)
Amortization of Deferred Acquisition Costs	8.3	9.6	16.5	19.2	38.3	39.3
Other Expenses	56.2	53.5	110.3	105.6	213.8	205.3
Total	421.4	478.8	910.8	1,013.7	2,104.6	1,822.2

Adjusted Operating Income (Loss)	$67.3	$5.2	$57.9	$(53.1)	$(191.9)	$81.8

Operating Ratios (% of Premium Income):
Benefit Ratio	70.7%	85.2%	79.2%	91.9%	95.7%	81.5%
Other Expense Ratio	12.1%	11.7%	12.0%	11.6%	11.8%	11.4%
Adjusted Operating Income (Loss) Ratio	14.5%	1.1%	6.3%	(5.8)%	(10.6)%	4.5%

Persistency:
Group Life			89.4%	90.1%	89.7%	88.8%
Accidental Death & Dismemberment			88.2%	89.6%	89.1%	88.2%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$215.7	$212.1	$436.2	$430.8	$846.7	$875.2
Individual Disability	117.8	113.6	231.4	229.3	459.8	456.0
Dental and Vision	68.9	67.6	139.5	134.7	272.7	255.6
Total Premium Income	402.4	393.3	807.1	794.8	1,579.2	1,586.8
Net Investment Income	55.4	62.7	111.2	120.1	238.0	234.3
Other Income	0.5	1.0	1.9	1.6	2.6	4.9
Total	458.3	457.0	920.2	916.5	1,819.8	1,826.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	186.9	200.9	376.0	385.1	760.8	746.4
Commissions	62.5	60.9	126.5	120.7	238.9	259.9
Deferral of Acquisition Costs	(43.6)	(43.9)	(90.1)	(88.8)	(171.9)	(206.2)
Amortization of Deferred Acquisition Costs	51.9	51.5	110.7	127.7	229.3	248.6
Other Expenses	80.0	73.4	158.1	147.7	303.5	323.7
Total	337.7	342.8	681.2	692.4	1,360.6	1,372.4

Adjusted Operating Income	$120.6	$114.2	$239.0	$224.1	$459.2	$453.6

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits	40.8%	44.2%	40.6%	41.7%	43.2%	42.2%
Individual Disability	41.3%	48.4%	41.9%	45.4%	42.8%	48.8%
Dental and Vision	72.9%	77.1%	73.1%	75.1%	72.6%	60.6%
Other Expense Ratio	19.9%	18.7%	19.6%	18.6%	19.2%	20.4%
Adjusted Operating Income Ratio	30.0%	29.0%	29.6%	28.2%	29.1%	28.6%

Persistency:
Voluntary Benefits			75.8%	74.5%	75.8%	72.7%
Individual Disability			89.4%	89.0%	89.7%	89.5%
Dental and Vision			82.0%	86.6%	86.0%	85.0%

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$94.3	$105.1	$197.7	$202.2	$401.9	$364.9
Group Life	33.3	28.0	65.5	55.3	112.3	108.5
Supplemental	29.4	27.9	58.4	55.9	112.6	99.8
Unum Poland	22.4	22.5	45.6	44.5	90.2	79.6
Total Premium Income	179.4	183.5	367.2	357.9	717.0	652.8
Net Investment Income	50.8	35.7	85.3	61.7	132.7	104.6
Other Income	0.3	0.1	0.5	0.2	0.6	0.5
Total	230.5	219.3	453.0	419.8	850.3	757.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	154.4	147.5	301.7	277.0	556.2	500.9
Commissions	15.0	13.9	29.9	26.8	54.1	49.7
Deferral of Acquisition Costs	(2.9)	(3.4)	(6.4)	(6.3)	(12.8)	(12.1)
Amortization of Deferred Acquisition Costs	2.6	2.0	4.6	4.1	8.0	7.4
Other Expenses	36.5	34.5	71.1	67.0	139.1	135.4
Total	205.6	194.5	400.9	368.6	744.6	681.3

Adjusted Operating Income	$24.9	$24.8	$52.1	$51.2	$105.7	$76.6

Unum Group Financial Results for Unum UK

	Three Months Ended		Six Months Ended		Year Ended
(in millions of pounds, except exchange rate)	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£75.1	£75.2	£152.2	£145.6	£292.0	£284.2
Group Life	26.5	20.0	50.5	39.8	81.7	84.6
Supplemental	23.4	19.9	45.0	40.2	81.8	77.7
Total Premium Income	125.0	115.1	247.7	225.6	455.5	446.5
Net Investment Income	39.2	24.3	63.4	41.7	91.0	76.0
Other Income	—	—	0.1	—	0.1	0.1
Total	164.2	139.4	311.2	267.3	546.6	522.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	112.1	95.0	211.1	178.2	362.8	352.5
Commissions	8.7	7.4	16.9	14.1	28.7	28.1
Deferral of Acquisition Costs	(1.1)	(1.2)	(2.3)	(2.0)	(4.3)	(4.2)
Amortization of Deferred Acquisition Costs	1.9	1.3	3.1	2.6	5.1	5.3
Other Expenses	23.3	20.1	43.9	39.0	81.8	86.5
Total	144.9	122.6	272.7	231.9	474.1	468.2

Adjusted Operating Income	£19.3	£16.8	£38.5	£35.4	£72.5	£54.4

Weighted Average Pound/Dollar Exchange Rate	1.244	1.393	1.294	1.387	1.377	1.287

Operating Ratios (% of Premium Income):
Benefit Ratio	89.7%	82.5%	85.2%	79.0%	79.6%	78.9%
Other Expense Ratio	18.6%	17.5%	17.7%	17.3%	18.0%	19.4%
Adjusted Operating Income Ratio	15.4%	14.6%	15.5%	15.7%	15.9%	12.2%

Persistency:
Group Long-term Disability			87.4%	89.4%	89.3%	88.2%
Group Life			88.1%	84.3%	86.5%	81.8%
Supplemental			91.5%	89.2%	90.9%	90.7%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$238.2	$236.4	$477.9	$477.1	$953.3	$975.1
Life	101.3	96.1	203.0	192.7	384.7	376.4
Cancer and Critical Illness	88.1	87.2	177.4	176.3	352.2	360.5
Total Premium Income	427.6	419.7	858.3	846.1	1,690.2	1,712.0
Net Investment Income	38.7	41.6	76.8	79.3	172.0	155.7
Other Income	0.2	0.3	0.5	0.5	1.0	1.1
Total	466.5	461.6	935.6	925.9	1,863.2	1,868.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	203.5	216.8	415.8	453.0	910.4	906.5
Commissions	86.4	78.1	172.0	156.4	320.1	334.3
Deferral of Acquisition Costs	(70.1)	(60.9)	(140.1)	(121.7)	(252.6)	(272.6)
Amortization of Deferred Acquisition Costs	67.0	60.1	141.4	125.7	259.1	257.7
Other Expenses	78.6	71.7	155.3	143.4	297.0	307.5
Total	365.4	365.8	744.4	756.8	1,534.0	1,533.4

Adjusted Operating Income	$101.1	$95.8	$191.2	$169.1	$329.2	$335.4

Operating Ratios (% of Premium Income):
Benefit Ratio	47.6%	51.7%	48.4%	53.5%	53.9%	52.9%
Other Expense Ratio	18.4%	17.1%	18.1%	16.9%	17.6%	18.0%
Adjusted Operating Income Ratio	23.6%	22.8%	22.3%	20.0%	19.5%	19.6%

Persistency:
Accident, Sickness, and Disability			74.2%	74.9%	75.4%	74.3%
Life			85.3%	84.3%	85.5%	83.7%
Cancer and Critical Illness			82.4%	81.9%	82.4%	81.8%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Long-term Care	$173.7	$174.9	$348.5	$352.3	$704.3	$666.9
Individual Disability	62.4	72.4	125.8	144.5	284.0	319.6
All Other	1.9	1.8	3.6	4.0	7.5	7.9
Total Premium Income	238.0	249.1	477.9	500.8	995.8	994.4
Net Investment Income	291.5	294.7	566.3	591.9	1,159.0	1,370.3
Other Income	16.5	12.1	32.5	30.5	65.1	66.6
Total	546.0	555.9	1,076.7	1,123.2	2,219.9	2,431.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	416.6	397.7	806.2	949.9	1,793.2	3,426.8
Commissions	18.9	20.1	38.4	40.9	80.5	78.4
Interest and Debt Expense	—	—	—	—	—	3.1
Other Expenses	47.8	46.6	92.0	103.2	203.5	158.7
Total	483.3	464.4	936.6	1,094.0	2,077.2	3,667.0

Income (Loss) Before Income Tax and Net Investment Gain and Losses	62.7	91.5	140.1	29.2	142.7	(1,235.7)
Long-term Care Reserve Assumption Update	—	—	—	—	2.1	151.5
Individual Disability Reserve Assumption Update	—	—	—	—	6.4	—
Group Pension Reserve Assumption Update	—	—	—	—	25.1	17.5
Impacts from Closed Block Individual Disability Reinsurance Transaction	—	—	—	139.3	139.3	1,305.5
Amortization of the Cost of Reinsurance	16.6	19.7	33.3	39.7	79.1	2.6
Adjusted Operating Income	$79.3	$111.2	$173.4	$208.2	$394.7	$241.4

Interest Adjusted Loss Ratios:
Long-term Care[1]	85.9%	74.6%	78.0%	76.2%	77.3%	68.9%
Individual Disability[2]	79.5%	69.6%	79.1%	69.3%	67.9%	85.1%

Operating Ratios (% of Premium Income):
Other Expense Ratio[3]	13.1%	10.8%	12.3%	11.4%	11.9%	13.6%
Income (Loss) Ratio	26.3%	36.7%	29.3%	5.8%	14.3%	(124.3)%
Adjusted Operating Income Ratio	33.3%	44.6%	36.3%	41.6%	39.6%	24.3%

Persistency:
Long-term Care			95.4%	95.4%	95.6%	94.8%
Individual Disability			86.9%	86.4%	86.4%	88.0%
1Excludes $2.1 million during the twelve months ended December 31, 2021, related to the reserve assumption update that occurred during the third quarter of 2021 and excludes $151.5 million during the twelve months ended December 31, 2020, related to the reserve assumption update that occurred during the fourth quarter of 2020. The interest-adjusted loss ratio for the rolling twelve months ended June 30, 2022 and June 30, 2021 was 78.3 percent and 70.0 percent, respectively.

2The interest-adjusted loss ratio for the six months ended June 30, 2021 and the twelve months ended December 31 2021 excludes the $133.1 million reserve recognition related to the second phase of the reinsurance transaction that occurred during the first quarter of 2021. The interest adjusted loss ratio for the twelve months ended December 31, 2020 excludes the reserve recognition of $1,284.5 million related to the first phase of the reinsurance transaction.
3Excludes $16.6 million, $19.7 million, $33.3 million, $39.7 million, $79.1 million, and $2.6 million of amortization of the cost of reinsurance during the second quarter of 2022, second quarter of 2021, six months ended June 30, 2022, six months ended June 30, 2021, twelve months ended December 31, 2021, and twelve months ended December 31, 2020, respectively. Excludes $21.0 million of transaction costs related to the first phase of the reinsurance transaction from the twelve months ended December 31, 2020. Also excludes $6.2 million of transaction costs related to the second phase of the reinsurance transaction from the six months ended June 30, 2021 and twelve months ended December 31, 2021.
12.1

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2022	6/30/2021	6/30/2022	6/30/2021	12/31/2021	12/31/2020
Adjusted Operating Revenue
Net Investment Income	$10.2	$7.9	$19.0	$16.0	$27.9	$9.8
Other Income	1.0	0.4	3.2	1.7	6.2	1.1
Total	11.2	8.3	22.2	17.7	34.1	10.9

Interest, Debt, and Other Expenses	48.1	138.0	99.5	186.3	305.3	247.7

Loss Before Income Tax and Net Investment Gains and Losses	(36.9)	(129.7)	(77.3)	(168.6)	(271.2)	(236.8)
Impairment Loss on Internal-Use Software	—	—	—	—	12.1	—
Cost Related to Early Retirement of Debt	—	67.3	—	67.3	67.3	—
Impairment Loss on ROU Asset	—	13.9	—	13.9	13.9	12.7
Costs Related to Organizational Design Update	—	—	—	—	—	23.3
Adjusted Operating Loss	$(36.9)	$(48.5)	$(77.3)	$(87.4)	$(177.9)	$(200.8)

Unum Group Reserves

	June 30, 2022
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,240.6	$784.3	26.1%	$6,024.9	$48.5	$5,976.4
Group Life and Accidental Death & Dismemberment	55.6	0.3	683.3	235.5	4.0	974.4	5.6	968.8
Individual Disability	445.8	2.0	1,416.2	150.1	6.8	2,012.1	205.7	1,806.4
Voluntary Benefits	1,763.7	8.1	43.4	50.3	0.4	1,857.4	23.3	1,834.1
Dental and Vision	—	—	0.2	12.5	0.1	12.7	0.1	12.6
Unum US Segment	2,265.1	10.4	7,383.7	1,232.7	37.4	10,881.5	283.2	10,598.3

Unum International Segment	197.2	0.9	1,948.7	141.4	9.0	2,287.3	82.7	2,204.6

Colonial Life Segment	2,520.1	11.6	306.2	112.3	1.8	2,938.6	1.8	2,936.8

Individual Disability	124.8	0.6	8,941.0	114.6	39.2	9,180.4	7,838.0	1,342.4
Long-term Care	11,038.3	50.9	2,379.6	274.5	11.5	13,692.4	5.8	13,686.6
Other	5,561.2	25.6	150.6	107.7	1.1	5,819.5	4,883.0	936.5
Closed Block Segment	16,724.3	77.1	11,471.2	496.8	51.8	28,692.3	12,726.8	15,965.5

Subtotal	$21,706.7	100.0%	$21,109.8	$1,983.2	100.0%	44,799.7	13,094.5	31,705.2

Adjustment Related to Unrealized Investment Gains and Losses						104.2	19.7	84.5

Consolidated						$44,903.9	$13,114.2	$31,789.7

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in credit spreads and U.S. Treasury rates.

Unum Group Reserves

	December 31, 2021
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,350.2	$766.6	25.9%	$6,116.8	$52.3	$6,064.5
Group Life and Accidental Death & Dismemberment	56.7	0.3	715.8	281.0	4.2	1,053.5	4.4	1,049.1
Individual Disability	456.1	2.1	1,412.0	150.4	6.6	2,018.5	205.7	1,812.8
Voluntary Benefits	1,752.2	8.1	47.6	51.3	0.4	1,851.1	23.7	1,827.4
Dental and Vision	—	—	0.9	11.5	0.1	12.4	0.1	12.3
Unum US Segment	2,265.0	10.5	7,526.5	1,260.8	37.2	11,052.3	286.2	10,766.1

Unum International Segment	211.2	1.0	2,110.7	156.0	9.6	2,477.9	94.3	2,383.6

Colonial Life Segment	2,471.8	11.4	322.8	115.5	1.9	2,910.1	3.2	2,906.9

Individual Disability	148.6	0.7	9,210.0	123.6	39.4	9,482.2	8,145.4	1,336.8
Long-term Care	10,842.2	50.2	2,300.1	271.7	10.9	13,414.0	7.4	13,406.6
Other	5,652.2	26.2	153.2	113.8	1.0	5,919.2	4,950.1	969.1
Closed Block Segment	16,643.0	77.1	11,663.3	509.1	51.3	28,815.4	13,102.9	15,712.5

Subtotal	$21,591.0	100.0%	$21,623.3	$2,041.4	100.0%	45,255.7	13,486.6	31,769.1

Adjustment Related to Unrealized Investment Gains and Losses						4,659.5	132.1	4,527.4

Consolidated						$49,915.2	$13,618.7	$36,296.5

14. 1

Unum Group Investments

	6/30/2022			6/30/2022	12/31/2021
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$22,693.1	62.2%	Earned Book Yield	4.68%	4.85%
Mortgage-Backed/Asset-Backed Securities	559.9	1.5	Average Duration (in years)	7.79	8.35
Private Placements	5,823.1	15.9
High Yield	2,160.1	5.9
Government Securities	1,406.1	3.8
Municipal Securities	3,930.4	10.7
Redeemable Preferred Stocks	3.7	—
Total	$36,576.4	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Private Equity Partnerships	6/30/2022	12/31/2021
Aaa	4.9%	5.0%	Private Credit Partnerships	$301.8	$279.4
Aa	11.9	11.8	Private Equity Partnerships	459.4	384.6
A	26.3	27.0	Real Asset Partnerships	358.8	314.6
Baa	50.6	50.3	Total	$1,120.0	$978.6
Below Baa	6.3	5.9
Total	100.0%	100.0%
			Non-Current Investments	$13.7	$19.8

Unum Group Investments at June 30, 2022

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,629.3	$(120.7)	$1,849.1	$178.3	$780.2	$57.6
Capital Goods	3,392.6	(108.6)	2,051.8	225.5	1,340.8	116.9
Communications	2,334.7	(29.6)	1,205.8	164.4	1,128.9	134.8
Consumer Cyclical	1,375.3	(65.3)	985.8	98.5	389.5	33.2
Consumer Non-Cyclical	5,877.1	(205.5)	3,572.8	417.5	2,304.3	212.0
Energy	2,931.9	28.7	1,228.0	117.5	1,703.9	146.2
Financial Institutions	3,472.8	(260.1)	2,637.4	306.0	835.4	45.9
Mortgage/Asset-Backed	559.9	6.0	322.9	7.8	237.0	13.8
Sovereigns	901.4	(7.8)	267.4	97.3	634.0	89.5
Technology	1,617.2	(132.3)	1,160.7	147.3	456.5	15.0
Transportation	1,660.7	(79.7)	1,091.2	123.2	569.5	43.5
U.S. Government Agencies and Municipalities	4,435.1	(283.4)	2,512.9	509.4	1,922.2	226.0
Public Utilities	5,388.4	136.3	1,775.6	208.9	3,612.8	345.2
Total	$36,576.4	$(1,122.0)	$20,661.4	$2,601.6	$15,915.0	$1,479.6

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$10,168.0	$525.0			$1,051.8	$73.4
91 through 180 days	6,503.0	1,214.9			637.8	98.9
181 through 270 days	1,123.4	349.5			64.5	16.9
271 days to 1 year	634.6	186.5			13.2	4.7
Greater than 1 year	415.2	112.8			49.9	19.0
Total	$18,844.2	$2,388.7			$1,817.2	$212.9

15.1

Appendix to Statistical Supplement
2022 Significant Items

•None.

2021 Significant Items

•Third quarter of 2021 reserve assumption updates resulting in a reserve reduction of $215.0 million before tax, or $169.9 million after tax, in our Unum US group long-term disability product line and reserve increases of $2.1 million, $6.4 million, and $25.1 million before tax, or $1.7 million, $5.1 million, and $19.8 million after tax, in our Closed Block long-term care, Closed Block individual disability, and Closed Block group pension product lines, respectively.
•Third quarter of 2021 impairment loss of $12.1 million before tax, or $9.6 million after tax, on previously capitalized internal-use software that we no longer plan to utilize.
•Second quarter of 2021 cost related to the early retirement of debt of $67.3 million before tax, or $53.2 million after tax.
•Second quarter of 2021 impairment loss of $13.9 million, or $11.0 million after tax, on a right-of-use (ROU) asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•Second quarter of 2021 U.K. tax rate increase from 19 percent to 25 percent, effective April 1, 2023, which resulted in $24.2 million of additional tax expense through continuing operations for the revaluation of our deferred tax assets and liabilities.
•In December 2020, we completed the first phase of a reinsurance transaction, pursuant to which Provident Life and Accident Insurance Company, The Paul Revere Life Insurance Company, and Unum Life Insurance Company of America, wholly-owned domestic insurance subsidiaries of Unum Group, and collectively referred to as "the ceding companies", each entered into separate reinsurance agreements with Commonwealth Annuity and Life Insurance Company (Commonwealth), to reinsure on a coinsurance basis effective as of July 1, 2020, approximately 75 percent of the Closed Block individual disability business, primarily direct business written by the ceding companies. On March 31, 2021, we completed the second phase of the reinsurance transaction, pursuant to which the ceding companies and Commonwealth amended and restated their respective reinsurance agreements to reinsure on a coinsurance and modified coinsurance basis effective as of January 1, 2021, a substantial portion of the remaining Closed Block individual disability business that was not ceded in December 2020, primarily business previously assumed by the ceding companies.

In December 2020, Provident Life and Casualty Insurance Company (PLC), also a wholly-owned domestic insurance subsidiary of Unum Group, entered into an agreement with Commonwealth whereby PLC will provide a 12-year volatility cover to Commonwealth for the active life cohort (ALR cohort). On March 31, 2021, PLC and Commonwealth amended and restated this agreement to incorporate the ALR cohort related to the additional business that was reinsured between the ceding companies and Commonwealth as part of the second phase of the transaction. As part of the amended and restated volatility cover, PLC received a payment from Commonwealth of approximately $18 million.

In connection with the second phase of the reinsurance transaction, Commonwealth paid a total ceding commission to the ceding companies of $18.2 million. The ceding companies transferred assets of $767.0 million, which consisted primarily of cash and fixed maturity securities. In addition, we recognized the following in the first quarter of 2021 related to the second phase:

•Net realized investment gains totaling $67.6 million, or $53.4 million after tax, related to the transfer of investments.
•Increase in benefits and change in reserves for future benefits of $133.1 million, or $105.1 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
•Transaction costs totaling $6.2 million, or $5.0 million after tax.
•Reinsurance recoverable of $990.0 million related to the policies on claim status (DLR cohort).
•Payable of $307.2 million related to the portfolio of invested assets associated with the business ceded on a modified coinsurance basis.
•Cost of reinsurance, or prepaid reinsurance premium, of $43.1 million related to the DLR cohort.
•Deposit asset of $5.0 million related to the ALR cohort.

Appendix to Statistical Supplement - Continued
2020 Significant Items

•In connection with the first phase of the previously-mentioned reinsurance transaction, the ceding companies paid a total cash ceding commission to Commonwealth of approximately $438 million and transferred additional assets consisting primarily of fixed maturity securities and cash totaling $6,669.8 million. PLC received a payment of $62 million from Commonwealth related to the 12-year volatility cover for the business reinsured during the first phase of the transaction. In addition, we recognized the following in the fourth quarter of 2020 related to the first phase:

•Net realized investment gain of $1,302.3 million before tax, or $1,028.8 million after tax, related to the transfer of investments.
•Increase in benefits and change in reserves for future benefits of $1,284.5 million, or $1,014.7 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
•Transaction costs totaling $21.0 million, or $16.6 million after tax.
•Net tax benefit of $36.5 million.
•Reinsurance recoverable of $6,141.5 million representing the ceded reserves related to the DLR cohort.
•Cost of reinsurance, or prepaid reinsurance premium, of $815.7 million related to the DLR cohort, of which we recognized amortization expense of $2.6 million, or $2.0 million after tax.
•Deposit asset of $88.2 million related to the ALR cohort.

•Fourth quarter of 2020 reserve assumption updates resulting in reserve increases of $151.5 million and $17.5 million before tax, or $119.7 million and $13.8 million after tax, in our Closed Block long-term care and Closed Block group pension product lines, respectively.
•In December 2020, Northwind Holdings redeemed the remaining $35.0 million of principal on the Northwind notes, and was released of any contractual collateral requirements.
•Third quarter of 2020 costs related to organizational design update of $23.3 million before tax and $18.6 million after tax.
•Second quarter of 2020 impairment loss of $12.7 million, or $10.0 million after tax, on a ROU asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•In June 2016, the Financial Accounting Standards Board (FASB) issued an update that amended the guidance on the impairment of financial instruments. This update added an impairment model known as the current expected credit loss model that is based on expected losses rather than incurred losses, and will generally result in earlier recognition of allowances for losses. This new model applies to financial instruments such as mortgage loans, fixed maturity securities classified as held-to-maturity, and certain receivables. This update also prospectively modified the other-than-temporary impairment model used for available-for-sale fixed maturity securities such that credit losses are recognized as an allowance rather than as a reduction in the amortized cost of the security. We adopted this update effective January 1, 2020 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2020 which resulted in a decrease to retained earnings of $18.9 million, a decrease to mortgage loans of $8.3 million, a decrease in reinsurance recoverable of $1.8 million, a decrease in accounts and premiums receivable of $13.5 million, a decrease in deferred income tax liability of $5.0 million, and an increase to other liabilities of $0.3 million.

16.1

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses and amortization of the cost of reinsurance as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges;
•Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on hedges; and
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI).

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

As previously discussed, we have exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021, respectively. As a result, we exclude the amortization of the cost of reinsurance that was recognized upon the exit of the business related to the DLR cohort of policies. We believe that the exclusion of the amortization of the cost of reinsurance provides a better view of our results from our ongoing businesses.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.3, other than book value per common share, which is presented on page 2.

16.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30
	2022		2021				2020
Total Revenue	$3,040.9	$2,982.5	$2,979.1	$2,969.7	$2,993.0	$3,072.0	$4,273.5	$2,996.3	$3,021.2
Excluding:
Net Investment Gain (Loss)	(4.1)	(13.8)	(8.7)	(0.1)	0.9	84.6	1,304.9	4.4	33.8
Adjusted Operating Revenue	$3,045.0	$2,996.3	$2,987.8	$2,969.8	$2,992.1	$2,987.4	$2,968.6	$2,991.9	$2,987.4

16.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended June 30, 2022
Unum US	$233.5	$4,579.6	20.4%
Unum International	41.3	747.5	22.1%
Colonial Life	79.8	1,584.6	20.1%
Core Operating Segments	354.6	6,911.7	20.5%
Closed Block	62.0	4,477.4
Corporate	(30.0)	(774.5)
Total	$386.6	$10,614.6	14.6%

Three Months Ended June 30, 2021
Unum US	$141.7	$4,399.3	12.9%
Unum International	17.6	825.3	8.5%
Colonial Life	75.7	1,570.3	19.3%
Core Operating Segments	235.0	6,794.9	13.8%
Closed Block	86.9	4,201.9
Corporate	(35.7)	(1,110.0)
Total	$286.2	$9,886.8	11.6%

1 Excludes net unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.7.
16.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[2]	Annualized Adjusted Operating Return on Equity

Six Months Ended June 30, 2022
Unum US	$369.2	$4,576.7	16.1%
Unum International	72.9	756.9	19.3%
Colonial Life	151.0	1,572.3	19.2%
Core Operating Segments	593.1	6,905.9	17.2%
Closed Block	135.9	4,515.6
Corporate	(65.1)	(863.5)
Total	$663.9	$10,558.0	12.6%

Six Months Ended June 30, 2021
Unum US	$233.3	$4,416.4	10.6%
Unum International	38.8	826.5	9.4%
Colonial Life	133.5	1,594.2	16.7%
Core Operating Segments	405.6	6,837.1	11.9%
Closed Block	162.8	3,984.8
Corporate	(70.2)	(989.8)
Total	$498.2	$9,832.1	10.1%

2 Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.7.
16.5

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[3]	Adjusted Operating Return on Equity

Year Ended December 31, 2021
Unum US	$367.8	$4,500.0	8.2%
Unum International	84.1	806.1	10.4%
Colonial Life	259.9	1,580.3	16.4%
Core Operating Segments	711.8	6,886.4	10.3%
Closed Block	248.6	4,208.6
Corporate	(69.7)	(1,046.0)
Total	$890.7	$10,049.0	8.9%

Year Ended December 31, 2020
Unum US	$651.4	$4,458.2	14.6%
Unum International	51.9	797.7	6.5%
Colonial Life	264.5	1,584.1	16.7%
Core Operating Segments	967.8	6,840.0	14.1%
Closed Block	183.8	3,979.2
Corporate	(146.2)	(1,395.2)
Total	$1,005.4	$9,424.0	10.7%

3 Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.7. Due to the implementation of a FASB update for which the beginning balances of 2020 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2020 using internally allocated equity that reflects the adjusted beginning balances at January 1, 2020. As a result, average equity for the year ended December 31, 2020 for certain of our segments will not compute using the historical allocated equity at December 31, 2019.

16.6

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	6/30/2022	3/31/2022	12/31/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2019
Total Stockholders' Equity	$9,705.1	$10,623.1	$11,416.4	$10,947.5	$10,570.1	$10,871.0	$9,965.0
Excluding:
Net Unrealized Gain (Loss) on Securities	(1,064.9)	66.1	962.2	911.4	678.2	1,067.7	615.9
Net Gain on Hedges	46.4	51.4	61.8	77.5	77.1	97.8	187.8
Total Adjusted Stockholders' Equity	$10,723.6	$10,505.6	$10,392.4	$9,958.6	$9,814.8	$9,705.5	$9,161.3

	Three Months Ended	Six Months Ended	Twelve Months Ended	Three Months Ended	Six Months Ended	Twelve Months Ended
	6/30/2022		12/31/2021	6/30/2021		12/31/2020
Average Adjusted Stockholders' Equity	$10,614.6	$10,558.0	$10,049.0	$9,886.8	$9,832.1	$9,424.0

16.7

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended June 30				Six Months Ended June 30
	2022		2021		2022		2021
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$370.4	$1.83	$182.9	$0.89	$623.9	$3.07	$335.9	$1.64
Excluding:
Net Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $—; $—; $—; $14.2)	—	—	—	—	—	—	53.4	0.26
Net Investment Gain (Loss) (net of tax expense (benefit) of $(1.0); $0.3; $(4.2); $3.8)	(3.1)	(0.02)	0.6	0.01	(13.7)	(0.07)	14.1	0.07
Total Net Investment Gain (Loss)	(3.1)	(0.02)	0.6	0.01	(13.7)	(0.07)	67.5	0.33
Items Related to Closed Block Individual Disability Reinsurance Transaction
Change in Benefit Reserves and Transaction Costs (net of tax benefit of $—; $—; $—; $29.2 )	—	—	—	—	—	—	(110.1)	(0.53)
Amortization of the Cost of Reinsurance (net of tax benefit of $3.5; $4.2; $7.0; $8.4 )	(13.1)	(0.06)	(15.5)	(0.08)	(26.3)	(0.13)	(31.3)	(0.16)
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(13.1)	(0.06)	(15.5)	(0.08)	(26.3)	(0.13)	(141.4)	(0.69)
Cost Related to Early Retirement of Debt (net of tax benefit of $—; $14.1; $—; $14.1)	—	—	(53.2)	(0.26)	—	—	(53.2)	(0.26)
Impairment Loss on ROU Asset (net of tax benefit of $—; $2.9; $—; $2.9)	—	—	(11.0)	(0.05)	—	—	(11.0)	(0.05)
Impact of U.K. Tax Rate Increase	—	—	(24.2)	(0.12)	—	—	(24.2)	(0.12)
After-tax Adjusted Operating Income	$386.6	$1.91	$286.2	$1.39	$663.9	$3.27	$498.2	$2.43

*Assuming Dilution.
16.8

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2021		2020
	(in millions)	per share *	(in millions)	per share *
Net Income	$824.2	$4.02	$793.0	$3.89
Excluding:
Net Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $14.2; $273.5)	53.4	0.26	1,028.8	5.05
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $1.9; $(20.9))	7.2	0.03	(82.3)	(0.40)
Total Net Investment Gain	60.6	0.29	946.5	4.65
Items Related to Closed Block Individual Disability Reinsurance Transaction
Change in Benefit Reserves and Transaction Costs (net of tax benefit of $29.2; $274.2)	(110.1)	(0.53)	(1,031.3)	(5.06)
Amortization of the Cost of Reinsurance (net of tax benefit of $16.8; $0.6)	(62.3)	(0.31)	(2.0)	(0.01)
Net Tax Benefits of Reinsurance Transaction	—	—	36.5	0.18
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(172.4)	(0.84)	(996.8)	(4.89)
Net Reserve Change Related to Reserve Assumption Updates (net of tax expense (benefit) of $38.1; $(35.5))	143.3	0.70	(133.5)	(0.66)
Impairment Loss on Internal-Use Software (net of tax benefit of $2.5; $—)	(9.6)	(0.05)	—	—
Cost Related to Early Retirement of Debt (net of tax benefit of $14.1; $—)	(53.2)	(0.26)	—	—
Impairment Loss on ROU Asset (net of tax benefit of $2.9; $2.7)	(11.0)	(0.05)	(10.0)	(0.05)
Impact of U.K. Tax Rate Increase	(24.2)	(0.12)	—	—
Costs Related to Organizational Design Update (net of tax benefit of $—; $4.7)	—	—	(18.6)	(0.09)
After-tax Adjusted Operating Income	$890.7	$4.35	$1,005.4	$4.93

*Assuming Dilution.
16.9

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income	Average Allocated Equity	Annualized Adjusted Operating Return on Equity

Six Months Ended June 30, 2022
Unum US Supplemental and Voluntary	$188.4	$2,072.3	18.2%

16.10

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	June 30, 2022	June 30, 2021
	Premium Income	Premium Income, local currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$157.0		£115.1	1.256	$144.6
Unum Poland	22.4	zł	84.6	0.230	19.5
Total	179.4				164.1
Unum US	1,572.3		$1,522.1		1,522.1
Colonial Life	427.6		$419.7		419.7
Core Operations	$2,179.3				$2,105.9

	Three Months Ended
	March 31, 2022	March 31, 2021
	Premium Income	Premium Income, local currency[1]		Weighted Average Exchange Rate[3]	Premium Income in Constant Currency

Unum International
Unum UK	$164.6		£110.5	1.341	$148.2
Unum Poland	23.2	zł	95.6	0.238	22.8
Total	187.8				171.0
Unum US	1,544.9		$1,525.8		1,525.8
Colonial Life	430.7		$426.4		426.4
Core Operations	$2,163.4				$2,123.2

1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and U.S. dollars for Unum US and Colonial Life.
2Exchange rate calculated using the premium income in U.S. dollars for the three months ended June 30, 2022 divided by premium income in local currency for the three months ended June 30, 2022.
3Exchange rate calculated using the premium income in U.S. dollars for the three months ended March 31, 2022 divided by premium income in local currency for the three months ended March 31, 2022.

16.11

Reconciliation of Non-GAAP Financial Measures - Continued

	June 30		December 31
	2022	2021	2021	2020
Debt	$3,442.8	$3,441.4	$3,442.2	$3,345.7
Including:
Lease Liability	75.2	94.3	82.6	105.9
Adjusted Debt and Lease Liability	$3,518.0	$3,535.7	$3,524.8	$3,451.6

Total Stockholders' Equity	$9,705.1	$10,947.5	$11,416.4	$10,871.0
Excluding:
Net Unrealized Gain on Securities and Net Gain on Hedges	(1,018.5)	988.9	1,024.0	1,165.5
Equity, As Adjusted	10,723.6	9,958.6	10,392.4	9,705.5
Debt, As Adjusted and Lease Liability	3,518.0	3,535.7	3,524.8	3,451.6
Total Adjusted Capital	$14,241.6	$13,494.3	$13,917.2	$13,157.1

Leverage Ratio	24.7%	26.2%	25.3%	26.2%

16.12